Impairment testing	12 Months Ended
Dec. 31, 2022
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment testing	Impairment testing
At the end of each reporting period Valneva assesses whether there is any indication that an asset may be impaired. Indicators for the necessity of an impairment test are, among others, actual or expected declines in sales or margins and significant changes in the economic environment with an adverse effect on Valneva’s business. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less selling costs and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (cash-generating units). The cash-generating units correspond with the specific vaccine products and vaccine candidates. Non-financial assets, other than goodwill, that suffered impairment are reviewed for possible reversal of the impairment at each reporting date.
As at December 31, 2022, impairment tests were adapted to the changes resulting in de-recognition of COVID as a CGU as no material future cash-flows are expected to be generated by this CGU following the Company's decision to wind down the COVID-19 program, and utilization of dedicated and shared assets was reviewed. In addition, future cash flows generated by the chikungunya vaccine candidate were taken into account as fixed assets originally expected to be utilized by COVID are now expected to be used across the IXIARO, DUKORAL and Chikungunya CGUs. A triggering event was identified in December 2022 for the CGUs impacted by suspending manufacturing of VLA 2001 and impairment tests were performed as at December 31, 2022.
During 2021 and 2022, the Company invested in manufacturing facilities in both Scotland and Sweden in order to fulfill COVID-19 vaccine demand from contracts with the UK Government, the EC and the Kingdom of Bahrain. Given the significant changes to the volumes ordered under the EC APA and the assumed lack of future demand for VLA2001, no future COVID-19 cash-flows were considered in impairment tests as of December 31, 2022 for all assets acquired for the manufacturing of VLA2001.
•The new Almeida manufacturing facility in Scotland is ready for operations. However, to date no manufacturing of VLA2001 or other vaccines has taken place in this facility. Management intends to utilize the facility in future for manufacturing of IXIARO and the chikungunya vaccine. Future cash flows generated by utilizing this facility have been considered in calculating the value in use.
•As a result of suspending filling and packaging of VLA2001 in Sweden, the impairment test considered future cash flows from the utilization of the equipment for manufacturing of DUKORAL only.
Impairment testing procedures have been performed solely on the utilization of the established capacity through the Group’s existing and future commercial stage vaccines.
An impairment test was also performed on the Clinical Trial Materials (CTM) Unit in Sweden, which is dedicated to small scale manufacturing of trial materials for customers. The CTM unit was operated as a separate CGU for several years and was primarily engaged in manufacturing of clinical trial materials for third party customers and more recently also provided services within the Valneva Group. A triggering event was identified as currently no active customer contracts are in place.
Impairment of manufacturing equipment:
During the year ended December 31, 2022, impairment charges amounting to €23.2 million were recorded that related to manufacturing equipment dedicated to the manufacturing of the Company’s COVID vaccine VLA2001, which became idle after suspension of manufacturing of VLA2001. Estimates were made on future utilization of installed capacities including transfer of manufacturing processes taking expected future product sales from the Company’s long-range business plan into consideration.
Almeida Manufacturing facility in Scotland:
The new manufacturing facility in Scotland is available for manufacturing operations. As at December 31, 2022, the total carrying value of all assets including right of use assets amounted to €83.2 million. The Company’s long-range business model for IXIARO and the chikungunya vaccine candidate includes assumptions on market size/market share, product sales and resulting profitability over a five-year period as well as a terminal value for the period beyond 5 years. This business model has been used as a basis to calculate the value in use.
Cash flows are expected to be generated after transfer of manufacturing activities in 2024. Considerable value in use is expected to be generated over the planning horizon of five years as well as through the terminal value for the period beyond the 5-year planning horizon. In total, the value in use far exceeded the current carrying value of €83.7 million. The calculation uses post-tax risk-adjusted cash flow projections and a discount rate of 8.3% for IXIARO and 8.3% for chikungunya.
The discount rate of 8.3% for IXIARO was based on 2.2% risk-free rate, 7.8% market risk premium, minus 0.6% country risk premium, 0.3% currency risk, a levered beta of 1.20 and a peer group related equity-capital ratio.
The discount rate of 8.3% for chikungunya was based on 2.2% risk-free rate, 7.7% market risk premium, minus 0.6% country risk premium, 0.1% currency risk, a levered beta of 1.20 and a peer group related equity-capital ratio.
For the impairment tests for the manufacturing facility in Scotland all future cash flows from utilization of the facility by both the IXIARO and the chikungunya CGUs were considered in calculating the value in use. This also included utilization of the newly built facility by these CGUs. The impairment test has resulted in no impairment losses.
Manufacturing equipment and a right of use asset have been determined to have no further utilization after the expected transfer of manufacturing activities into the Almeida facility. An impairment charge amounting to €11.5 million was posted in December 2022, which is addition to the impairment charges taken on manufacturing equipment at a CMO in the amount of €3.3 million in June 2022 resulted in total impairment charges for 2022 of €14.8 million.
Filling and Packaging facility and CTM unit in Sweden:
Manufacturing of VLA2001 has been suspended in the new filling and packaging facility in Sweden. The facility will be prepared for utilization within the DUKORAL manufacturing process. As at December 31, 2022, the carrying value of the related property, plant and equipment as well as right of use assets amounted to €48.6 million. The Company’s long-range business model for DUKORAL includes assumptions on market size/market share, product sales and resulting profitability over a five-year period as well as a terminal value for the period beyond five years. Scenarios have been developed, and the impairment test used a weighted average across two scenarios for calculation of a value in use.
For the impairment test of the manufacturing facility in Sweden certain assets and liabilities that were not directly attributable to a specific CGU were allocated between the DUKORAL and CTM Unit Sweden CGUs on a basis that reasonably reflects the actual utilization of assets by specific CGU with space occupation and headcount being the main indicators applied.
For DUKORAL the carrying value exceeded the value in use by €8.3 million and an impairment charge for the same amount has been posted in December 2022 and resulted in an impairment loss amounting to €5.2 million related to property, plant & equipment and to €3.2 million related to right of use assets.
The impairment test for the CTM unit resulted in no impairment charges.
The calculation uses post-tax risk-adjusted cash flow projections and a discount rate of 8.3% for DUKORAL and 9.5% for the CTM Unit Sweden.
The discount rate of 8.3% for DUKORAL was based on 2.2% risk-free rate, 7.8% market risk premium, minus 0.7% country risk premium, 0.3% currency risk, a levered beta of 1.06 and a peer group related equity-capital ratio.
The discount rate of 9.5% for the CTM Unit Sweden was based on 2.2% risk-free rate, 9.1% market risk premium, minus 0.6% country risk premium, 0.7% currency risk, a levered beta of 1.21 and a peer group related equity-capital ratio.
Sensitivity to changes in assumptions
The net present value calculations are most sensitive to the following assumptions:
•discount rate
•reduction of expected revenues
The net present value calculation uses a discount rate of 8.3% for DUKORAL (2021: 7.2%), 8.3% for IXIARO (2021: 7.5%), 8.3% for Chikungunya and 9.5% for the CTM unit. The recoverable amounts of these CGUs would equal its carrying amount if the key assumptions were to change as follows: increase in the discount rate from 8.3% to 56.3% would trigger an impairment loss for IXIARO (2021: 4,560 basis points from 7.5% to 53.1% ), increase by 100 basis points from 8.3% to 9.3% would trigger an impairment loss for DUKORAL of
€5.1 million (2021: increase of 590 basis points from 7.2% to 13.1% acceptable without triggering an impairment loss). Increase in the discount rate from 9.5% to 15.0% would trigger an impairment loss for the CTM unit.

	2022				2021
Sensitivity analysis	IXIARO	DUKORAL	Chikungunya	CTM	IXIARO	DUKORAL
WACC	8.3%	8.3%	8.3%	9.5%	7.5%	7.2%
Break-even WACC	56.3%	7.6%	113.6%	15.0%	53.1%	13.1%
Impairment if WACC increases by 1%	NO	5.1	NO	NO	NO	NO
Impairment if sales reduce by 10%	NO	4.0	NO	0.9	NO	NO
The net present value calculations are based upon assumptions regarding market size, expected sales volumes resulting in sales value expectations, expected royalty income or expected milestone payments. A reduction in IXIARO, chikungunya and DUKORAL revenues of 10% would result in no impairment loss for IXIARO and chikungunya and an impairment loss of €4.0 million for DUKORAL (no impairment loss in 2021 and 2020). A reduction in revenues of the CTM unit of 10% would trigger an impairment loss of €0.9 million.
As at December 31, 2022 impairment charges amounted €23.1 million, of which €8.3 million related to DUKORAL assets (thereof €3.2 million right of use assets, €2.5 million of leasehold improvements and €2.7 million of manufacturing equipment) and €14.8 million related to COVID assets (of which €1.0 million right of use assets, €1.9 million leasehold improvements and €11.9 million manufacturing equipment) (see Note 5.13 and 5.14).
For the year ended December 31, 2021 no impairment charges were recorded.
For the year ended December 31, 2020, impairment charges amounted to €0.1 million and related to assets in the course of construction (see Note 5.14).